UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2008

CHALLENGER POWERBOATS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-30914	88-0394012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Westlink Dr., Washington, MO	63090
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(636) 390-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 28, 2008, we entered into a Settlement Agreement with Barrett Evans, eFund Small-Cap Fund, L.P. and eFund Capital Partners, L.L.C. (collectively “Evans”) pursuant to which litigation between us and Evans in the United States District Courts in the Eastern District of Missouri and in the District of Nevada were dismissed and all claims between us and Evans were released.

Pursuant to the terms of the Settlement Agreement, Evans agreed that the terms of seven outstanding interest-bearing debentures we issued to Evans are deemed fully satisfied in all respects.  Additionally, any outstanding warrants issued by us to Evans in connection with any of the debentures are cancelled as of the date of the Settlement Agreement.  In consideration for the cancellation of the debentures and warrants, we agreed to pay Evans a total of $485,000 in monthly payments of varying amounts commencing January 28, 2008, with the final payment due on July 1, 2009.  If we default on the payment terms of the Settlement Agreement, a consent judgment shall be entered in the United States District Court for the Eastern District of Missouri entitling Evans to payment by us of $610,000.

In connection with the Settlement Agreement, we entered into an Intercreditor Agreement with Evans and with Dutchess Capital Management, L.L.C., Dutchess Private Equities Fund, L.P., Dutchess Private Equities Fund II, L.P. and Dutchess Private Equities Fund, Ltd. (collectively “Dutchess”), pursuant to which we agreed that in any month in which we make an excess payment to Dutchess, as that term is defined in the Agreement, we must make an equivalent excess payment to Evans in addition to the settlement payment amount.  Provided that, in any month that we make a payment to Evans in excess of the amount of payment to Dutchess in that month, the difference shall be carried over to subsequent months for the purpose of calculating excess payments to Dutchess.

The foregoing description of the terms and conditions of the Settlement Agreement and the Intercreditor Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Settlement Agreement and the Intercreditor Agreement, filed as Exhibit 10.1, and incorporated herewith.

This report contains forward-looking statements that involve risks and uncertainties.  We  generally  use words  such  as  "believe," "may," "could," "will,"  "intend,"  "expect,"  "anticipate,"  "plan," and similar expressions to identify forward-looking statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

10.1	Settlement Agreement between the Company and Barrett Evans, eFund Small-Cap Fund, L.P. and eFund Capital Partners, L.L.C., dated January 28, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Challenger Powerboats, Inc.
(Registrant)

February 5, 2008	By:	/s/ Laurie A. Phillips
Laurie A. Phillips
Chief Executive Officer